                                                                   EXHIBIT 4.1

NUMBER                                                          SHARES
  C                                MAGINET
            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN        SEE REVERSE FOR CERTAIN DEFINITIONS
    BOSTON, MA OR NEW YORK, NY              AND A STATEMENT AS TO THE RIGHTS,
                                               PREFERENCES, PRIVILEGES AND
                                                  RESTRICTIONS ON SHARES

THIS CERTIFIES THAT                                   CUSIP 55917Q 10 8

           [BACKGROUND SHOWING OUTLINE OF CONTINENTS OF THE WORD]

IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                             MAGINET CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

        WITNESS this facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


        DATED

/s/ James A. Barth                                 /s/ Kenneth B. Hamlet
---------------------------                        ----------------------------
     SECRETARY                                           PRESIDENT

                             [CORPORATE SEAL OF
                             MAGINET CORPORATION
                               SEPT. 23, 1996
                                * DELAWARE *]

COUNTERSIGNED AND REGISTERED:
 THE FIRST NATIONAL BANK OF BOSTON
   TRANSFER AGENT AND REGISTRAR

BY      [Signature]
  ---------------------------
    AUTHORIZED SIGNATURE

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed and though they were written out in full according to applicable laws or regulations:

 TEN COM -- as tenants in common                        UNIF GIFT MIN ACT-- ____________ Custodian ___________
 TEN ENT -- as tenants by the entireties                                      (Cust)                  (Minor)
 JT TEN  -- as joint tenants with right of                                  under Uniform Gifts to Minors
            survivorship and not as tenants                                 Act ______________________________
            in common                                                                    (State)
                                                        UNIF TRF MIN ACT--  _______ Custodian (until age ____)
                                                                            (Cust)
                                                                            __________ under Uniform Transfers
                                                                             (Minor)
                                                                             to Minors Act ___________________
                                                                                                 (State)

        Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________

__________________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and so hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

                                        X _____________________________________

                                        X _____________________________________
                                          THE SIGNATURE(S) TO THIS ASSIGNMENT
                                NOTICE: MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By __________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.